UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to Section 240.14a-12

INTEVAC, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which the transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

INTEVAC

The Right Strategies & Board Leadership to Create Long-Term Value for All Stockholders

April 2014

PROPRIETARY

POWERING INNOVATION. DELIVERING VALUE.

Agenda

Background / Corporate Overview

Intevac’s Strategy

Intevac’s Board and Corporate Governance Voce’s Proxy Contest

PROPRIETARY

INTEVAC

April Shareholder Presentation_2

Cautionary Disclaimer

During the course of this presentation, we will comment upon future events and may make projections about our future financial performance, including statements related to strategies, our expected sales, product shipments and acceptance, gross margin, operating expense, profit, cash flow, income tax expense, and capital allocation. We will discuss our business strategy, our products, the markets our products address, our position in those markets, expected market acceptance of those products and production capacity. We wish to caution you that these are forward looking statements that are based upon our current expectations, and that actual results could differ materially as a result of various risks and uncertainties, including, without limitation, the following: inability to develop and deliver new products as planned; inability to accurately forecast the demand for our products and services; the possibility that orders in backlog may be cancelled, delayed or rescheduled; inability to achieve gross margin and expense goals; and other risk factors discussed in documents filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to update the forward-looking statements made during this presentation.

PROPRIETARY

INTEVAC

April Shareholder Presentation_3

Background / Corporate Overview

PROPRIETARY

INTEVAC

April Shareholder Presentation_4

Technology Leader in Two Business Segments

Equipment Business: High-Productivity Thin Film Solutions

Hard Drive Media

Intevac

Market Leader with 60% Share

Consistently Profitable

Highly Cyclical

Photovoltaic Cells

Enabling Process Solutions

Focus on Efficiency and Cost

World Leader for Digital Night Vision Systems

Military Transitioning from Analog to Digital

Programs Ramping to Drive Ongoing Revenue Growth

PROPRIETARY

INTEVAC

April Shareholder Presentation_5

The Board has Effected Significant Changes to Improve Intevac’s Performance and Outlook

2011 – 2012: Deteriorating Market Conditions

Unexpected decline in the Hard Drive market

Unabated manufacturing capacity additions in China put solar industry in dramatic oversupply Forecasted success in Solar equipment not achieved Corrective action needed

Nov 2012 – Today: CEO Replaced, Strengthened Board, Improving Outlook, Returning Capital to Shareholders

Board replaced CEO in November 2012

Significantly cut spending and cash burn to minimal levels

Named Wendell Blonigan as CEO in July 2013

Implemented a new strategy for equipment business growth

Completed strategic planning process and cash flow projections

Implemented $30M stock repurchase program in November 2013

Expanded the Board to 8 Members with addition of Matt Drapkin, a major shareholder, in December 2013

PROPRIETARY

INTEVAC

April Shareholder Presentation_6

Intevac: Executing on Its Strategy – The Right Strategy and the Right CEO to Build Stockholder Value

Intevac’s Board has Implemented Real and Meaningful Change to Increase Stockholder Value, Initiated November 2012

The CEO’s Strategy is on Track to Deliver Improved Financial Performance in 2014 and Beyond

Business Processes are in Place to Ensure Continued Alignment of Spending to Current Business and Market Outlooks

Voce’s Proposal to Intevac – to Focus Solely on Hard Drive Equipment – is the Wrong Strategy, and Would Substantially Reduce Stockholder Value

The Voce Nominees have Inadequate Qualifications for the Intevac Board

PROPRIETARY

INTEVAC

April Shareholder Presentation_7

Intevac’s Strategy

PROPRIETARY

INTEVAC

April Shareholder Presentation_8

Pursuing the Right Strategies to Drive Stockholder Value

Maintaining Leadership in Hard Drive Media Manufacturing Equipment

Growing Our Photonics Business

Refining Our Equipment Growth Strategy

Maintaining a Strong Financial Foundation

Returning Capital to Our Stockholders

Driving Growth and Stockholder Value Creation

PROPRIETARY

INTEVAC

April Shareholder Presentation_9

Maintaining Leadership in Hard Drive Media Equipment

Technology and Market Share Leader

~ 60% share with one competitor

Installed Base of ~ 200 Tools

Strengthening Business Conditions

Capacity additions expected in 2015

20-80 systems through 20171

Upgrade pipeline opportunities total

~$100M FY14 – FY16

Profitable with just 2-3 systems + upgrades, service, and spares

Strategies:

Maintain Technology Leadership

Drive Installed Base Upgrade Roadmap

Position for Equipment Supply Chain Consolidation

Position for Market Share Gains

Leveraging technology leadership, lowest cost of ownership, and shortest lead-times

(1) The range of variables associated with each demand scenario are detailed on slides 28 and 29.

Media Unit Demand: High Growth vs. Slower Growth Scenario

Incremental System Drivers:

- Market Share Gains

- Legacy Tool Retirement

- Technology Development

- HDD Tablet Penetration

~80 Intevac Capacity Systems

~20 Intevac Capacity Systems

Year-End 2017

Year-End 2017

High Growth Scenario

Slower Growth Scenario

Current Capacity

Disks in Millions

2,400 2,200 2,000 1,800 1,600 1,400 1,200 1,000 800

2012 2013 2014 2015 2016 2017 2018

Assumes 60% Market Share and 5 Million Disks Per Year Per System

PROPRIETARY

INTEVAC

April Shareholder Presentation_10

Growing Our Photonics Business

Differentiated, Single Source Digital Night Vision Sensor Technology

Target Markets are US Military and High-End Surveillance

Transitioning from Contract R&D to Volume Systems Prime Contactor

Business has Reached Inflection Point

Path to $100M in Revenues (5 years)

Program Opportunity Pipeline of $350M (7 years)

Too early to spin-off or sell Photonics

Strategies:

Leveraging Core Capabilities in Digital Night Vision Sensor and Camera System Design

Leveraging Government Contract R&D for Digital Night Vision Goggles

Targeting special forces and aviation applications

Ramping Sensor Production for F35 Joint Strike Fighter Program

Largest program in US Military history

2014E assumes the mid-point of the Photonics revenue outlook provided as of April 21, 2014.

Photonics Revenue and Operating Profit / Loss in $M

$45 $40 $35 $30 $25 $20 $15 $10 $5 $- $(5)

Photonics Revenue

Photonics Operating Profit / Loss

2012 2013 2014E

PROPRIETARY

INTEVAC

April Shareholder Presentation_11

Refining Our Equipment Growth Strategy

Leveraging Core Capabilities in High-Throughput Thin-Film Deposition Into the Vacuum Coating Industry

Small-substrate processing

Common high-productivity platform

Pilot Production Tool Order Received for Protective Coating of Mobile Devices

Capital Allocated via a Rigorous Phase Gate Process

Retirement of risk, ROI analysis

Customer engagement and partnership

Aligning Investment in Solar Products

Sputtering product introduced

- Purchased by Tier 1 customer

- Significant repeat business opportunity

Implant product spending reduced

- Gates and milestones in place

- Multiple customer engagements

Etch product discontinued Q1’14

Total operating expenses exclude non-GAAP items detailed on slide 30. Outlook for 2014E operating expenses provided as of April 21, 2014.

OpEx in $M

$35 $30 $25 $20 $15 $10 $5 $-

% of OpEx (Non-GAAP)

45% 40% 35% 30% 25% 20% 15% 10%

2012 2013 2014E

OpEx for Equipment Diversification

% of OpEx for Equipment Diversification

PROPRIETARY

INTEVAC

April Shareholder Presentation_12

Maintaining a Strong Financial Foundation

Reduce Cash Burn to Minimum Level while Funding Growth in Photonics and Opportunities in Equipment

Implemented cost reduction initiatives and austerity programs

Structure and Manage the Company for Profitability Across Business Cycles

Transition to Variable Cost Structure

Manufacturing, Engineering, Field Installation, G&A

Organization Consolidation

HDD + Solar > Thin-Film Group

Growth Capital Allocated Through Phase Gate Process

Leverage G&A Across Units

Manufacturing Consolidation

Facility Consolidation

2014E assumes the mid-point of the guidance provided on April 21, 2014. Operating expenses exclude non-GAAP items detailed on slide 30. Change in cash excludes repurchases made as part of our $30M stock repurchases plan announced November 2013.

$M

$90 $80 $70 $60 $50 $40 $30 $20 $10 $- $(10) $(20) $(30)

2012

2013

2014E

Revenues OpEx Operating Loss Change in Cash

PROPRIETARY

INTEVAC

April Shareholder Presentation_13

Returning Capital to Our Stockholders

Capital Allocation Priorities:

Maintain Adequate Cash Levels to Manage Cyclical Equipment Business

Maintain Organic Growth Initiatives

Activity focused in areas closely coupled to our core competencies

Budgets carried in corporate business development

Programs funded by phase gate releases

M&A Growth Initiatives

Activity focused on markets in which we are established

Closely coupled to our core competencies

Accretive tuck-in acquisitions aligned with our growth strategy

Remainder Available for Stockholder Return

Based from the annual 3 year plan for capital needs

Method based on need for flexibility driven by the cyclicality of our equipment business

Vehicle is share repurchase plan; $30 million program announced November 2013

Company currently utilizing opportunistic open market purchases to prudently acquire shares, other options remain available based on market conditions

PROPRIETARY

INTEVAC

April Shareholder Presentation_14

Intevac’s Board of Directors and Governance

PROPRIETARY

INTEVAC

April Shareholder Presentation_15

Intevac’s Board - Right Experience to Lead

Board Members Have the Right Background, Experience and Skills

Diverse backgrounds with significant executive, technical and financial experience

Each with strong track records of success

Board Includes Significant Stockholder Representation with Addition of Matt Drapkin

4 of 8 Board Members Have Joined Since Q3’10

Bringing new perspectives and enhancing capabilities

Ongoing Commitment to Enhance and Refresh the Board

2 New Board Members To Be Appointed In Next 12 Months

Military procurement and/or defense industry experience

Data storage industry experience

Chairman and CEO Separate Positions, Oversight by Lead Independent Director

Strong Corporate Governance Practices

Annually elected Board, majority voting

6 of 8 members are Independent Directors, committee members all independent

Stockholders can call special meetings

Management and Board Compensation Aligned to Drive Stockholder Value

Program initiated for minimum stock ownership position for all Board Members

PROPRIETARY

INTEVAC

April Shareholder Presentation_16

Intevac Board Qualifications and Experience

	Blonigan	Dury	Drapkin	Hill	Pond	Rohrs	Schaefer	Yang
High Tech Company	X	X			X	X	X	X
Doing Business in Asia	X	X			X	X	X	X
Data Storage Industry		X			X		X	
Capital Equipment for High Tech Process Applications	X	X			X	X	X	X
Defense Market			X	X	X			
CEO Experience	X			X	X	X	X	
Finance	X	X	X		X	X	X	X
Strategy	X	X	X	X	X	X	X	X
M&A	X	X	X	X	X	X	X	X
Public Company Board Experience	X	X	X	X	X	X	X	X

PROPRIETARY

INTEVAC

April Shareholder Presentation_17

Voce’s Proxy Contest

PROPRIETARY

INTEVAC

April Shareholder Presentation_18

Voce’s Proxy Contest

Intevac Has Attempted to Work Constructively with Voce

Held discussions with representatives of Voce on several occasions

Offered to interview their nominees for consideration to join the Board

- Voce rejected offer, insisting that Intevac must agree to a settlement or to add nominees to the Board before allowing interviews – contrary to best governance practices

Voce’s Proposed Plan to Intevac – Sell Photonics and Exit Solar Immediately – is Not in the Best Interest of Intevac Stockholders

Too early to spin-off or sell Photonics

- Value of business will increase significantly over the next 3 to 5 years driven by multi-year program opportunity pipeline of $350M

- Plan to unlock value when scale is sufficient to operate independently and financial performance is maximized

Solar equipment investment scaled back to lower expected cash burn to $5M

- Option value of Implant not realized in current stock valuation

- Sputtering equipment positioned for revenue over next three years

- Current customer forecasting > 10 Tools for Capacity Build Out

Voce’s Nominees Possess No Experience in Intevac’s Core Businesses

PROPRIETARY

INTEVAC

April Shareholder Presentation_19

Conclusions

The Company is On Track for Continued Success in HDD and Photonics

Solar Implant Activity Driven By Customer Engagements

Good Progress in New Thin Film Deposition Equipment for Vacuum Coatings

Sputter system sold to Tier 1 Solar Cell manufacturer

Recent order received from Tier 1 Touch Screen Cover Glass manufacturer

Appropriate Capital Structure and Investment Strategy

Effective Management and Controls In Place

Experienced and Actively Engaged Board In Place

Voce’s Nominee’s and Suggestions Would Add No Value to Our Board or to Our

Positive Momentum

Strongly Recommend Against Voce’s Nominees

PROPRIETARY

INTEVAC

April Shareholder Presentation_20

Board and Management Actions Timeline

$10.50 $10.00 $9.50 $9.00 $8.50 $8.00 $7.50 $7.00 $6.50 $6.00 $5.50 $5.00 $4.50 $4.00

Provided Outlook for 2014

Announced $30M Share Repurchase Program

Presented HDD Outlook Range for 2014-2017

Announced Global Cost Reduction Plan

11/16/2012

11/26/2012

12/6/2012

12/16/2012

12/26/2012

1/5/2013

1/15/2013

1/25/2013

2/4/2013

2/14/2013

2/24/2013

3/6/2013

3/16/2013

3/26/2013

4/5/2013

4/15/2013

4/25/2013

5/5/2013

5/15/2013

5/25/2013

6/4/2013

6/14/2013

6/24/2013

7/4/2013

7/14/2013

7/24/2013

8/3/2013

8/13/2013

8/23/2013

9/2/2013

9/12/2013

9/22/2013

10/2/2013

10/12/2013

10/22/2013

11/1/213

11/11/2013

11/21/2013

12/1/2013

12/11/2013

12/21/2013

12/31/2013

1/10/2014

1/20/2014

1/30/2014

2/9/2014

2/19/2014

3/1/2014

3/11/2014

3/21/2014

3/31/2014

Closing Stock Price

Board Replaced CEO

Blonigan Named CEO

Strategic Planning and Cash Flow Modeling: July – Oct.

Drapkin Elected to Board

PROPRIETARY

INTEVAC

April Shareholder Presentation_21

Appendix

PROPRIETARY

INTEVAC

April Shareholder Presentation_22

Intevac Board Biographies

Mr. Blonigan joined Intevac in July 2013 as President and CEO. Prior to joining Intevac, Mr. Blonigan co-founded Orbotech LT Solar in 2009 and served as the company’s CEO until 2013. From 2006 until 2009, he was the Chief Operating Officer at Photon Dynamics, Inc. In 1991, Mr. Blonigan joined Applied Materials’ AKT display subsidiary. During his tenure at AKT, he held various positions. In 2003, he was appointed President and served in this role until 2006; from 1999 through 2003 he was Vice President, and prior to that time he was Director of Engineering and New Product Development. Mr. Blonigan holds a BS in electronic engineering technology from DeVry University Missouri Institute of Technology. The Board believes Mr. Blonigan’s qualifications to sit on our Board include his years of executive experience for a large multinational company in the high technology display and solar industries, including as our CEO, his strong leadership abilities, management skills and technical expertise.

Mr. Pond is a founder of Intevac and has served as Chairman of the Board since February 1991. Mr. Pond served as CEO from November 2012 until July 2013. Mr. Pond also served as President and CEO from September 2001 through January 2002 and from February 1991 until July 2000. Prior to founding Intevac, Mr. Pond served as the President of Varian Associates and previously was a Group Executive at Teledyne. Mr. Pond previously served on the Boards of Varian Associates, Inc. and Ebara Technology, Inc. Mr. Pond holds a BS in physics from the Missouri Institute of Science and Technology and an MS in physics from the University of California at Los Angeles. The Board believes Mr. Pond’s qualifications to sit on our Board include his years of experience in the hard disk drive, semiconductor, communication and defense industries, including as our Chairman for 23 years and as our President and CEO for 11 years and prior executive management experience.

Mr. Drapkin was appointed as a director of Intevac in December 2013. Mr. Drapkin is a founding partner of Becker Drapkin Management, a Dallas-based investment firm. Before joining Becker Drapkin in December 2009, Mr. Drapkin served as head of research, special situations, and private equity at ENSO Capital, a New York-based hedge fund. From 2003 to 2008, Mr. Drapkin worked at MacAndrews & Forbes, participating in more than $3 billion of transactions, including Scientific Games, Deluxe Entertainment Services, AM General, and Scantron. Prior to MacAndrews, Mr. Drapkin served as general manager of two of Conde Nast publication’s wholly-owned Internet sites, Epicurious.com and Concierge.com, and headed Conde Nast’s internet venture investment effort. Mr. Drapkin started his career at Goldman, Sachs and Co.; he received a Princeton University AB, 1994; Columbia University JD/MBA, 1998. Mr. Drapkin currently serves on the Board of Comverse and previously served on the Boards of Ruby Tuesday, Inc. (Chairman), Plato Learning, Inc., Alloy, Inc., Glu Mobile Inc., and Hot Topic, Inc. (Lead Independent Director). The Board believes Mr. Drapkin’s qualifications to sit on our Board include his executive experience through management of a small-cap investment fund and his extensive financial experience in both public and private companies. His background and insights will provide our Board with valuable expertise in corporate finance, strategic planning, and capital and credit markets.

PROPRIETARY

INTEVAC

April Shareholder Presentation_23

Intevac Board Biographies

Mr. Dury has served as a director of Intevac since July 2002. Mr. Dury served as a co-founder of Mentor Capital Group, a venture capital firm from July 2000 until his retirement in May 2009. From 1996 to 2000, Mr. Dury served as Senior Vice President and Chief Financial Officer of Aspect Development, a software development firm. From 1983 to 1989, Mr. Dury served as Chief Financial Officer and then President for Priam, a disk drive company. Mr. Dury holds a BA in psychology from Duke University and an MBA from Cornell University. The Board believes Mr. Dury’s qualifications to sit on our Board include his executive experience as a partner in a venture capital firm, his experience with financial accounting matters as a previous CFO, as well as his operational, management and corporate governance expertise working on other companies’ boards of directors.

Mr. Hill was appointed as a director of Intevac in March 2004. Mr. Hill joined Kaiser Aerospace and Electronics Corporation, a privately held manufacturer of electronic and electro-optical systems, in 1969 and served as CEO and Chairman of both Kaiser and K Systems, Inc., Kaiser’s parent company, from 1997 until his retirement in 2000. Prior to his appointment as CEO, Mr. Hill served in a number of executive positions at Kaiser. Mr. Hill holds a BS in mechanical engineering from the University of Maine, an MS in engineering from the University of Connecticut and has completed post-graduate studies at the Santa Clara University business school. He is also a director of First Aviation Services, Inc. The Board believes Mr. Hill’s qualifications to sit on our Board include his operational and corporate governance expertise, which he obtained through experience as a CEO leading a complex global organization, and his years of experience in the government, military and electro-optical industries.

Mr. Rohrs was appointed as a director of Intevac in October 2010. Mr. Rohrs has held executive positions at leading Silicon Valley technology companies. Mr. Rohrs was the CEO of Skyline Solar from 2010 through 2013, the CEO of Electroglas from 2006 through 2009, Senior Vice President of Global Operations for Applied Materials from 1997 through 2002 and Vice President of Worldwide Operations for Silicon Graphics from 1992 through 1997. Mr. Rohrs currently serves as Chairman of the Board of Ichor Systems and Vignani Technologies and as a member of the Board of Directors of Advanced Energy and was a director of Magma Design Automation from 2003 to 2012. He received an MBA from Harvard Business School and a BS in mechanical engineering from the University of Notre Dame. The Board believes Mr. Rohrs’ qualifications to sit on our Board include his experience as a CEO of a solar photovoltaic manufacturing company, his operational, management and corporate governance expertise working on other companies’ boards of directors and his years of experience in the semiconductor and electronics industries.

PROPRIETARY

INTEVAC

April Shareholder Presentation_24

Intevac Board Biographies

Mr. Schaefer was appointed as a director of Intevac in July 2010. Mr. Schaefer served as the Chairman and CEO of Phase Metrics from 1994 through 2001, President, Chief Operating Officer and Director of McGaw Incorporated from 1992 to 1994, President, CEO and Director of Levolor Corporation from 1989 to 1992, and Corporate Officer and Director of Baker Hughes Incorporated from 1974 to 1988. Mr. Schaefer also served as a Staff Assistant to the President of the United States between 1971 and 1974. Mr. Schaefer served on the Board of Directors of Websense from 2001 to 2013. He received a BS in engineering from the United States Naval Academy and an MBA from Harvard Business School. The Board believes Mr. Schaefer’s qualifications to sit on our Board include his experience as a CEO of a manufacturing company, his operational, management and corporate governance expertise working on other companies’ boards of directors and his years of experience in the hard disk drive and oil and gas capital equipment industries.

Dr. Yang was appointed as a director of Intevac in March 2006. Dr. Yang was employed by Taiwan Semiconductor Manufacturing Company beginning in 1997 and served as Vice President of Research and Development from 1999 until 2005. Prior to joining TSMC, Dr. Yang worked at Texas Instruments from 1980 to 1997 where he was Director of Device and Design Flow. Dr. Yang is currently an independent consultant. Dr. Yang holds a BS in physics from National Taiwan University, and an MS and a PhD in electrical engineering from the University of Illinois. He was a director of LTX Credence from 2006 to 2012 and a director of Apache Design Solutions from 2006 to 2011. The Board believes Dr. Yang’s qualifications to sit on our Board include his extensive experience with global companies, his years of experience in the semiconductor industry, his experience providing strategic advisory services to complex organizations, as well as his operational, management and corporate governance expertise working with other companies’ boards of directors.

PROPRIETARY

INTEVAC

April Shareholder Presentation_25

Strategic Growth Drivers - Equipment


Core Capabilities
Thin-film Deposition Technology
High Productivity Small Substrate Processing
Developed Core Competencies
Leveraged Core Competency Growth
200 Lean TM HDD Media Platform
Intevac Matrix TM Universal Platform
200 Lean TM HDD Media Thin-film Metal Sputtering and PECVD DLC System
Acculuber TM HDD Media Thin-film Vapor Lubrication System
Intevac Matrix PVD TM Thin-film Metal Sputtering System
Intevac Matrix PVD TM Thin-film DLC Sputtering System
Intevac Matrix PVD TM Thin-film Metal Sputtering System
Core Product Market Leader
Growth in Established Industry
Leveraged Core Competency Growth
Leveraged Core Competency Growth
Leveraged Core Competency Growth
HDD Manufacturing Production Tool of Record
Solar Cell Manufacturing Beta Stage
Mobile Electronics Manufacturing R&D Stage
Energy Storage Manufacturing C&F Stage

PROPRIETARY
INTEVAC
April Shareholder Presentation_26

Strategic Growth Drivers - Photonics

Core Capabilities

Digital Night Vision Sensor

Design and Fabrication Core Capabilities

Thin-film Deposition Technology High Productivity Small Substrate Processing

Developed Core Competencies

EBAPS Core Technology Technology

Core Capabilities Integrated Digital Night Vision Camera System

Core Capabilities Display and Near-Eye Optical Design

M&A Competency Acquisition

ISIE10, ISIE11, ISIE4000 Sensor and Sensor Sub-Assemblies

LIVAR TM Laser Illuminated Viewing and Ranging Module

EI2

Digital Night Vision Camera

Intevac Digital Night Vision Family of Goggles

NATO Rifle Sights

– In Production

F35 Joint Strike Fighter

– In Low Rate Production

Pursuing New Applications

LITENING Targeting POD

– In Production

Pursuing New Applications

Apache Attack Helicopter Pilotage

– In Production

Foreign Military Sales

– In Negotiation

Apache Attack Helicopter Targeting

– In Discussion

Special Forces

Night Vision Cueing and Display Navy Aviation Pilotage

- Above All in Funded Development Phase

PROPRIETARY

INTEVAC

April Shareholder Presentation_27

Key Hard Drive Media Variables and Scenarios for Impact on Media Units

Variable:	Impact:	Current Estimates:
Growth of Data	+	Increasing ~50% Per Year
Exabytes Shipped	+	CAGR of 28-35%
Areal Density Improvement	+	Slowing to <15% Per Year
Disk Per Drive Ratio	+	Increasing With Higher-Capacity HDDs
Mix of 3.5" Media	–	Expected to Increase
Storage Utilization	–	Disks Better Utilized in Cloud
Result : Media Unit Growth	+	Return to YoY Growth in 2014

Range of Industry Variables:	High Growth Scenario	Slower Growth Scenario
Exabytes Shipped – CAGR	35%	28%
Areal Density Improvement / Year	8%	12%
2.5" Disk CAGR	5%	0%
3.5" Disk CAGR	29%	18%

PROPRIETARY

INTEVAC

April Shareholder Presentation_28

Strong Business Environment 2015-2017

Media Unit Demand: High Growth vs. Slower Growth Scenario

Disks in Millions

2,400 2,200 2,000 1,800 1,600 1,400 1,200

1,000

800

Incremental System Drivers:

- Market Share Gains

- Legacy Tool Retirement

- Technology Development

- HDD Tablet Penetration

~80 Intevac Capacity Systems

~20 Intevac Capacity Systems

Year-End 2017

Year-End 2017

What has Changed the Range of Systems?

- Areal Density Improvement is Far Slower than Expected

- 2.5” Disk Growth Estimates have been Reduced

- Vast Majority of HDD Growth (Cloud) on 3.5” Disks

- Range of HDD Exabyte Growth Estimates Unchanged

High Growth Scenario

Slower Growth Scenario

Current Capacity

2012

2013 2014 2015 2016 2017 2018

Assumes 60% Market Share and 5 Million Disks Per Year Per System

PROPRIETARY

INTEVAC

April Shareholder Presentation_29

INTEVAC, INC.
RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(Unaudited, in thousands, except per share amounts)

	FY 2013		FY 2012	
Non-GAAP Loss from Operations				
Reported operating loss (GAAP basis)	$	(17,823)	$	(42,533)
Change in fair value of contingent consideration obligations[1]		(3,727)		(219)
Restructuring charges[2]		742		—
Loss on sale of Raman spectrocopy product line[3]		208		—
Gain on sale of mainframe technology[4]		—		(2,207)
Write-off of promissory note receivable[5]		—		3,017
Impairment of goodwill and intangible assets		—		18,419
Non-GAAP Operating Loss	$	(20,600)	$	(23,523)
Non-GAAP Net Loss				
Reported net loss (GAAP basis)	$	(15,696)	$	(55,319)
Change in fair value of contingent consideration obligations		(3,727)		(219)
Restructuring charges		742		—
Loss on sale of Raman spectrocopy product line		208		—
Gain on sale of mainframe technology		—		(2,207)
Write-off of promissory note receivable		—		3,017
Impairment of goodwill and intangible assets		—		18,419
Valuation allowance on deferred tax assets[6]		—		23,437
Income tax effect of non-GAAP adjustments[7]		(42)		(3,279)
Non-GAAP Net Loss	$	(18,515)	$	(16,151)
Non-GAAP Loss Per Diluted Share				
Reported loss per diluted share (GAAP basis)	$	(0.66)	$	(2.37)
Change in fair value of contingent consideration obligations		(0.16)		(0.01)
Restructuring charges		0.03		—
Loss on sale of Raman spectrocopy products		0.01		—
Gain on sale of mainframe technology		—		(0.07)
Write-off of promissory note receivable		—		0.08
Impairment of goodwill and intangible assets		—		0.67
Valuation allowance on deferred tax assets		—		1.00
Non-GAAP Loss Per Diluted Share	$	(0.78)	$	(0.69)
Weighted average number of diluted shares		23,832		23,336

[1]Results for all periods presented include changes in fair value of contingent consideration obligations associated. with the Solar Implant Technology (SIT) acquisition in 2010

[2]Results for the year ended December 31, 2013 include severance and other employee-related costs of $742,000 related to the restructuring program announced on February 1, 2013.

[3]The year ended December 31, 2013 includes the loss on sale of the Raman spectroscopy product line of $208,000. On March 29, 2013, the Company sold certain assets including tangible and intangible assets and divested of certain liabilities which comprised its Raman spectroscopy product line for proceeds of not to exceed $1.5 million of which $500,000 was paid in cash upon closing and up to $1.0 million is in the form of an earnout. Intevac did not recognize the earnout payments upon closing given the uncertainties associated with the achievement of the earnout.

[4]The year ended December 31, 2012 includes the gain on sale of the mainframe technology of $2.2 million. On January 6, 2012, the Company sold certain assets including intellectual property and residual assets which comprised its semiconductor mainframe technology for proceeds of $3.0 million.

[5]The year ended December 31, 2012 includes a write-off of a promissory note from a customer in the amount of $3.0 million due to the insolvency of the customer.

[6]In accordance with ASC Topic 740, Income Taxes, the Company determined based upon an evaluation of all available objectively verifiable evidence, including but not limited to the Company's U.S. operations falling into a cumulative three year loss, that a non-cash valuation allowance should be established against its U.S. deferred tax assets which are comprised of accumulated and unused U.S. tax credits, and net operating losses and other temporary book-tax differences. The establishment of a non-cash valuation allowance on the Company's U.S. deferred tax assets does not have any impact on its cash, nor does such an allowance preclude the Company from utilizing its tax losses, tax credits or other deferred tax assets in future periods.

[7]The amount represents the estimated income tax effect of the non-GAAP adjustments. The Company calculated the tax effect of non-GAAP adjustments by applying an applicable estimated jurisdictional tax rate to each specific non-GAAP item.

PROPRIETARY

INTEVAC

April Shareholder Presentation_30

INTEVAC

POWERING INNOVATION. DELIVERING VALUE.

PROPRIETARY

© 2013 INTEVAC, INC.